Exhibit 10.5

Agreed Form

FORM OF NON-COMPETITION AND NON-SOLICITATION AGREEMENT

THIS NON-COMPETITION AND NON-SOLICITATION AGREEMENT (this “Agreement”) is being executed and delivered as of [   ], 2022, by [   ]1 (the “Covenantor”) in favor of, and for the benefit of: MicroAlgo Inc. (formerly named Venus Acquisition Corporation), a Cayman Islands exempted company (“Venus”), and VIYI Algorithm Inc., a Cayman Islands exempted company (the “Company”, together with Venus, the “Beneficiaries”).

W I T N E S S E T H

WHEREAS, as a shareholder of the Company, the Covenantor has obtained extensive and valuable knowledge and confidential information concerning the business of the Company;

WHEREAS, pursuant to a merger agreement, dated as of the date hereof, by and among Venus, Venus Merger Sub Corp., a Cayman Islands exempted company (“Merger Sub”), and the Company (the “Merger Agreement”), Venus will through the Merger contemplated under the Merger Agreement acquire the Company on the terms and conditions set forth in the Merger Agreement; certain capitalized terms used in this Agreement but not otherwise defined shall have the meaning set forth in the Merger Agreement;

WHEREAS, the Covenantor has a substantial financial interest in the Company, and shall receive significant consideration in connection with the Merger and the other transactions contemplated by the Merger Agreement;

WHEREAS, in connection with the transactions contemplated by the Merger Agreement (and as a condition and mutual inducement to the consummation of such transactions), to enable Venus to secure more fully the benefits of such transactions, to preserve the value and goodwill of the Company after such transactions and to protect the trade secrets of the Company, the parties have agreed to enter into this Agreement;

AGREEMENT

NOW, THEREFORE, in order to induce Venus to enter into the Merger Agreement and consummate the transactions contemplated by the Merger Agreement, and for other good and valuable consideration, the Covenantor agrees as follows:

1. Restriction on Competition. The Covenantor agrees that, during the period commencing on the Closing Date and ending on the two-year anniversary of the Closing Date (the “Non-Competition Period”), the Covenantor shall not, and shall not direct, instruct, or support, any efforts of any of the Covenantor’s Affiliates or any other Person to establish or hold any equity interest in, manage, advise or control any Person, the business of which competes or will compete with the Company’s Business (“Competing Business”); provided, however, that the Covenantor may, without violating this Section 1, own, as a passive investment, shares of capital stock of a publicly-held corporation that engages in Competing Business if (i) such shares are actively traded on an established national securities; (ii) the number of shares of such corporation’s capital stock that are owned beneficially (directly or indirectly) by the Covenantor together with the number of shares of such corporation’s capital stock that are owned beneficially (directly or indirectly) by the Covenantor’s Affiliates and/or immediate family members (as defined in Item 404(a) of Regulation S-K under the U.S. Securities Act of 1933, as amended) collectively represent less than five percent (5%) of the total number of shares of such corporation’s capital stock outstanding; and (iii) neither the Covenantor nor any Affiliate of the Covenantor is otherwise associated directly or indirectly with such corporation or with any Affiliate of such corporation. For purposes of this Agreement, “Company’s Business” means the algorithm technical supporting services provided by the Company to operators in mobile gaming, internet advertising and computer chip industries.

[1]	NTD: insert Company Shareholder Name

2. No Solicitation. The Covenantor agrees that during the Non-Competition Period, the Covenantor shall not directly or indirectly, personally or through others, encourage, induce, solicit or attempt thereof (on the Covenantor’s own behalf or on behalf of any other Person) (i) any director or officer or employee of the Company to leave the employ of the Company or (ii) any vendor or customer of the Company to cease supplying the Company or purchasing services or goods from the Company.

3. Representations and Warranties. The Covenantor represents and warrants, to and for the benefit of the Beneficiaries, that: (a) the Covenantor has full power and capacity to execute and deliver, and to perform all of the Covenantor’s obligations under, this Agreement and (b) neither the execution and delivery of this Agreement nor the performance of the Covenantor’s obligations under this Agreement will result directly or indirectly in a violation or breach of (i) any agreement or obligation by which the Covenantor or any of the Covenantor’s Affiliates is or may be bound during the Non-Competition Period or (ii) any law, rule or regulation. The Covenantor’s representations and warranties set forth herein shall survive the expiration of the Non-Competition Period for the longest applicable statute of limitations.

4. Severability. Any term or provision of this Agreement that is deemed or determined to be invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

5. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to conflicts of laws or choice of law principles that would result in the application of the laws of another jurisdiction.

6. Dispute Resolution. Article X of the Merger Agreement (Dispute Resolution) shall apply to this Agreement, mutatis mutandis, as if fully set forth herein.

7. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

8. Successors and Assigns. The rights and obligations of each party hereto may not be assigned, delegated or otherwise transferred by such party without the written consent of each other party. This Agreement shall be binding upon and shall inure to the benefit of the respective successors and assigns of each party.

9. Attorneys’ Fees. If any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement is commenced between the parties concerning this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

10. Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

11. Amendment. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of all of the parties hereto.

12. Counterpart Execution; Exchanges by Electronic Transmission. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format, in digital signature format (including DocuSign) or by facsimile shall be sufficient to bind the parties to the terms and conditions of this Agreement.

13. Effective Date. This Agreement shall become effective upon the Closing Date. This Agreement shall be null and void if the Merger Agreement is terminated prior to the Closing Date.

[Signature Page Follows]

CONFIDENTIAL

The Covenantor has duly executed and delivered this Agreement as of the date first above written.

COVENANTOR:

WiMi Hologram Cloud Inc.

By:
Name:	Shuo Shi
Title:	CEO

MIDI Capital Markets, LLC

By:
Name:
Title:

Guosheng Holdings Limited

By:
Name:
Title:

Milestone Investments Limited

By:
Name:
Title:

[Signature Page to Non-Competition and Non-Solicitation Agreement]

BENEFICIARIES:

MicroAlgo Inc.

By:
Name:
Title:

VIYI Algorithm Inc.

By:
Name:
Title:

[Signature Page to Non-Competition and Non-Solicitation Agreement]

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